ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

SEMI-ANNUAL REPORT
APRIL 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

June 28, 1999

Dear Shareholder:

This report discusses investment results and market activity for Alliance Select Investor Series Premier Portfolio for the semi-annual reporting period ended April 30, 1999.

Your Fund's investment objective is to seek long-term growth of capital through all market conditions. The Fund invests a majority of its assets in a core portfolio of stocks of large, intensely researched, high quality companies that we believe are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded by our research analysts at any point in time. The balance of the portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund may invest without limit in options.

INVESTMENT RESULTS
The following table shows how the Fund performed during the six month and since inception periods ended April 30, 1999. For comparison, we have shown returns for the overall U.S. stock market, represented by the unmanaged Standard & Poor's (S&P) 500 Stock Index, and the Russell 1000 Growth Stock Index.

The Fund and its benchmarks all experienced positive performance over the six month and since inception periods ended April 30, 1999, with the Fund outperforming both the S&P 500 Stock Index and the Russell 1000 Growth Stock Index over both periods. The Fund's strong performance during these periods resulted from good stock selection in general, and strong stock selection within the technology and consumer sectors, in particular.


INVESTMENT RESULTS*
Periods Ended April 30, 1999
                                 TOTAL RETURNS
                             6 MONTHS     SINCE INCEPTION
                             --------     ---------------
ALLIANCE SELECT INVESTOR
  SERIES PREMIER PORTFOLIO
  Class A                      34.73%          28.40%
  Class B                      34.35%          27.50%
  Class C                      34.21%          27.50%

S&P 500 STOCK INDEX            22.31%          20.39%

RUSSELL 1000 GROWTH
  STOCK INDEX                  24.93%          23.52%


* THE FUND'S INVESTMENT RESULTS FOR THE SIX-MONTH PERIOD ARE TOTAL RETURNS FOR THAT PERIOD, AND ARE BASED ON THE NET ASSET VALUE FROM THE FUND'S INCEPTION DATE ON JULY 29, 1998 TO APRIL 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     SINCE INCEPTION RETURNS FOR THE BENCHMARKS ARE FROM JULY 31, 1998, THE MONTH-END NEAREST TO THE FUND'S INCEPTION DATE OF JULY 29, 1998. THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. THE INDICES REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


SIX MONTHS IN REVIEW
The market experienced a strong recovery during the period under review after enduring a 20% correction from July to October of 1998. Investors focused on the strong underlying fundamentals of the U.S. market despite uncertainty in several emerging markets. The focus on the U.S. market's strong underlying fundamentals gave us conviction to take advantage of the weakness in several of our favorite names during the correction last summer and fall. By adding to our favorite names, we were able to benefit when the market recovered during the review period. In essence, we used our "V-Factor" methodology to take advantage of the volatility in the


1


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

market. The "V-Factor" is a portfolio management strategy whereby we add to the Fund's core holdings when we think that they are an exceptional value, and sell some of the Fund's positions when we believe that they have become overvalued in the market. Thus, over the past six months we have added to our favorite names as they have traded down the left hand side of the "V," and sold some of the Fund's holdings as they traded up the right hand side of the "V."

Besides trading around the "V," the Fund's strong outperformance over the previous six months can also be attributed to solid stock selection. Several of the Fund's technology holdings have rebounded nicely since September 1998, including its largest holding, Nokia Corp., as well as Cisco Systems, Inc., EMC Corp., and Microsoft Corp. The Fund's large weighting in retail (Wal-Mart Stores, Inc., Home Depot, Inc., and Dayton Hudson Corp.) helped performance as the U.S. consumer continued to spend given the strong job market and stock market. The Fund's large holding in AirTouch Communications, Inc. benefited when that company was acquired (at a nice premium) by Vodafone. Despite the rise in interest rates, financial stocks performed well (specifically, Merrill Lynch & Co., Inc., Morgan Stanley, Dean Witter, Discover & Co., and Citigroup, Inc.) as global financial markets and economies stabilized.

As of the end of April 1999, the short positions in the Fund consisted of written calls against individual stocks and written calls and purchased puts against market indices. Due to the higher valuation of the market and the fact that time premiums have come down, we have added some puts to the Fund to provide increased protection in case of a market correction.

MARKET ENVIRONMENT AND OUTLOOK
With the U.S. market near all-time highs and with the price-to-earnings (P/E) multiples of our favorite companies going ever higher, where are we today, given that our investment philosophy is that success stems from the correct marriage of fundamentals and price? The fundamentals could hardly be better. Low inflationary expectations continue to provide a healthy backdrop for equity investments. The 1998 U.S. economic deflator was only 0.7%. The Consumer Price Index (CPI) was up a modest 1.7% in 1998 despite the fact that labor costs, which are about two-thirds of the CPI, rose about 4.1%. Remember as well that energy is only a 6% weight in the CPI. Labor's productivity gains, under-measured in our view at 2.8%, continue to keep inflation in check despite healthy wage increases amidst a robust domestic economy with low unemployment. In fact, in the first quarter of 1999, labor productivity was 3.5%.

The United States continues to demonstrate tremendous strength, both in absolute and relative terms. The strength comes from our democratic-capitalist base, our sound legal and accounting systems, excellent corporate balance sheets, technological leadership, and name brand recognition to our centrist fiscal, monetary, and political policies. With Japan just beginning to tackle its fundamental problems, many European countries facing the need for major structural reforms, and the early Euro euphoria waning, the U.S. equity market has become the preferred fundamental investment arena.

Yet, in our view, there are concerns on the horizon. Through March, the market advance had been very narrow; large cap growth stocks have accounted for most of the gains in the S&P 500. Since March, the market growth has broadened as the fear of recession has subsided and/or the valuation gap between value and growth stocks reached record disparity. We believe this broadening of the market is healthy but not sustainable given our continued moderate growth, moderate inflation scenario. While the market is trading at a P/E multiple of about 27x, the S&P 500 corporate profits are projected to grow a modest 6% in 1999. We recognize that the absolute P/E multiple to earnings growth rate is very high by any historical measure, especially for earnings that are not robust over 1998 levels. We expect that moderate growth will continue as consumer spending, which has been carrying the U.S. economy, will slow. The consumer, whose wages are increasing at 4% on average, cannot indefinitely sustain the 6% gross domestic product (GDP) level witnessed in the fourth quarter of 1998. Indications are that the GDP has cooled off from the fourth quarter of 1998 (for instance, GDP in the first quarter was 4.1%) with a continued, expected slowdown for the remainder of 1999. In Europe, our largest export market, evidence of economic slowdowns in France and Germany has already become the primary issue for the recently appointed European Central Banker.


2


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

PORTFOLIO STRATEGY
Our 1999 expectation for U.S. equity market returns is a modest 5% to 12% with continued high volatility. We believe that we have structured the Fund to perform well in this environment. On the long side of the portfolio, we believe that we have mitigated the risk somewhat by trimming our positions in very high P/E technology stocks. These include stocks such as Nokia Corp. and Cisco Systems, Inc. In addition, we trimmed our positions in Microsoft Corp. and EMC Corp., and subsequently bought back shares in these companies during a period of price weakness.

In our view, we have also mitigated the risk by adding to our positions in more moderate P/E sectors such as financial stocks and consumer stocks. These include stocks and options such as Associates First Capital Corp., and Lowe's Cos., Inc. As of the end of the quarter, the gross long position of the portfolio had a weighted average P/E multiple of 35x for 26% projected 1999 earnings growth versus 27x for 6% earnings growth for the S&P 500.

Despite absolute valuation concerns, we anticipate that the best relative investment opportunity is to stay with the companies that provide the strongest earnings growth (four times the market's growth rate) for only a 25% premium to the market's valuation. Our rigorous, bottom-up, company specific research process is especially important in today's environment where companies with disappointing fundamentals are treated harshly by the market.

We have reduced the Fund's net long position from about 100% at the end of 1998 to 95% at the end of April 1999, with a bias toward going lower if the market rises further. We will continue to pursue the rich premiums by selling at-the-money calls on the S&P 500 and NASDAQ, while purchasing cheap S&P 500 puts for added protection. It is important, however, to remember that we can curb--but not avoid--losses if the market should have a sustained decline.

Thank you for your continued interest in Alliance Select Investor Series Premier Portfolio. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Senior Vice President


Michael J. Reilly
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

Alliance Select Investor Series Premier Portfolio seeks long-term capital appreciation by investing in a non-diversified portfolio of equity securities of large, intensively researched, high quality companies that are judged likely to achieve superior earnings growth.

INVESTMENT RESULTS
NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              28.40%         22.99%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              27.50%         23.50%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              27.50%         26.50%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (MARCH 31, 1999)

                              CLASS A        CLASS B        CLASS C
                              -------        -------        -------
Since Inception*               24.90%         25.60%         28.60%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*     Inception date: 7/29/98 for all share Classes.


4


TEN LARGEST HOLDINGS
APRIL 30, 1999 (UNAUDITED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
Nokia Corp. ADR(a)                            $12,720,913             6.7%
Tyco International, Ltd.(a)                    12,042,976             6.4
Dell Computer Corp.                             9,843,813             5.2
AirTouch Communications, Inc.(a)                8,506,763             4.5
Cisco Systems, Inc.                             8,183,984             4.3
Home Depot, Inc.(a)                             7,679,631             4.1
AT&T Corp.-Liberty Media Group Cl.A             7,211,488             3.8
MCI WorldCom, Inc.(a)                           7,007,625             3.7
Freddie Mac(a)                                  6,157,750             3.3
EMC Corp.                                       5,446,875             2.9
                                              $84,801,818            44.9%


MAJOR PORTFOLIO CHANGES
SIX MONTH ENDED APRIL 30, 1999 (UNAUDITED)
                                                         SHARES#
-------------------------------------------------------------------------------
                                                                 HOLDINGS
PURCHASES                                          BOUGHT         4/30/99
-------------------------------------------------------------------------------
Chancellor Media Corp. Cl.A                        42,700          42,700
Dell Computer Corp.                                43,500         239,000
Freddie Mac                                        33,000          81,000
Lowe's Cos., Inc.                                  30,800          50,800
MBNA Corp.                                         50,300          54,620
MCI WorldCom, Inc.                                 40,800          60,800
McKesson HBOC, Inc.                               109,300         137,087
MediaOne Group, Inc.                               38,200          38,200
Newcourt Credit Group, Inc.                        58,600          58,600
The Gap, Inc.                                      38,100          38,100

                                                                 HOLDINGS
SALES                                                SOLD         4/30/99
-------------------------------------------------------------------------------
America Online, Inc.                               11,000              -0-
AT&T Corp.-Liberty Media Group Cl.A                35,000         112,900
Dayton Hudson Corp.                                15,000          57,200
Household International, Inc.                      23,600              -0-
Northwest Airlines Corp.                           28,100              -0-
Rite Aid Corp.                                     14,000              -0-
Tyco International, Ltd.                           37,500          91,122
UAL Corp.                                          17,200              -0-
U.S. Bancorp                                       35,300              -0-
Washington Mutual, Inc.                            59,636              -0-


(a)  Adjusted for market value of call options purchased

#    Adjusted for stock splits


5


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-71.8%
TECHNOLOGY-25.5%
COMMUNICATION EQUIPMENT-8.8%
EMC Corp. (a)(b)                                 50,000     $  5,446,875
Lucent Technologies, Inc.                        13,400          805,675
Nokia Corp. ADR (Finland) (a)                   139,800       10,371,413
                                                             ------------
                                                              16,623,963

COMPUTER HARDWARE-5.9%
Dell Computer Corp. (a)(b)                      239,000        9,843,813
Sun Microsystems, Inc. (a)                       21,000        1,256,062
                                                             ------------
                                                              11,099,875

COMPUTER SOFTWARE-2.5%
Microsoft Corp. (a)                              58,100        4,724,256

NETWORKING SOFTWARE-5.5%
Ascend Communications, Inc. (a)                  22,000        2,125,750
Cisco Systems, Inc. (a)(b)                       71,750        8,183,984
                                                             ------------
                                                              10,309,734

SEMICONDUCTOR COMPONENTS-2.8%
Intel Corp.                                      86,400        5,286,600
                                                             ------------
                                                              48,044,428

CONSUMER SERVICES-21.6%
BROADCASTING & CABLE-9.1%
AirTouch Communications, Inc. (a)(b)             49,000        4,575,375
AT&T Corp.-Liberty Media Group Cl. A (a)(b)     112,900        7,211,488
Chancelor Media Corp. Cl. A (a)(b)               42,700        2,343,162
MediaOne Group, Inc. (a)                         38,200        3,115,688
                                                             ------------
                                                              17,245,713

ENTERTAINMENT & LEASURE-1.4%
Carnival Corp. Cl. A (a)                         22,200          915,750
Time Warner, Inc. (c)                            24,600        1,722,000
                                                             ------------
                                                               2,637,750

RETAIL - GENERAL MERCHANDISE-11.1%
Costco Cos., Inc.                                17,400        1,408,312
Dayton Hudson Corp. (b)                          57,200        3,850,275
Home Depot, Inc. (b)                             83,900        5,028,756
Kohl's Corp. (a)                                 44,100        2,929,894
Lowe's Cos., Inc.                                50,800        2,679,700
The Gap, Inc.                                    38,100        2,536,031
Wal-Mart Stores, Inc.                            54,400        2,502,400
                                                             ------------
                                                              20,935,368
                                                             ------------
                                                              40,818,831

HEALTHCARE-10.4%
DRUGS-6.0%
Bristol-Myers Squibb Co.                         26,600        1,690,762
Pfizer, Inc. (b)                                 32,800        3,774,050
Schering-Plough Corp. (b)                        88,200        4,261,163
Warner-Lambert Co.                               23,500        1,596,531
                                                             ------------
                                                              11,322,506

MEDICAL PRODUCTS-1.0%
Medtronic, Inc.                                  27,000        1,942,313

MEDICAL SERVICES-3.4%
IMS Health, Inc.                                 53,600        1,608,000
McKesson HBOC, Inc. (b)                         137,087        4,798,045
                                                             ------------
                                                               6,406,045
                                                             ------------
                                                              19,670,864


6


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
FINANCE-7.7%
BANKING - REGIONAL-0.9%
Bank of America Corp.                            23,400     $  1,684,800

BROKERAGE & MONEY MANAGEMENT-1.8%
Merrill Lynch & Co., Inc.                         7,000          587,563
Morgan Stanley, Dean Witter,
  Discover & Co.                                 29,000        2,876,437
                                                             ------------
                                                               3,464,000

INSURANCE-0.6%
Citigroup, Inc.                                  15,250        1,147,562

MORTGAGE BANKING-2.7%
Freddie Mac (b)                                  81,000        5,082,750

MISCELLANEOUS-1.7%
MBNA Corp.                                       54,620        1,539,601
Newcourt Credit Group, Inc.                      58,600        1,655,450
                                                             ------------
                                                               3,195,051
                                                             ------------
                                                              14,574,163

MULTI-INDUSTRY-3.9%
CAPITAL GOODS-3.9%
Tyco International, Ltd. (b)                     91,122        7,403,663

UTILITY-2.7%
TELEPHONE UTILITY-2.7%
MCI WorldCom, Inc. (a)                           60,800        4,997,000

Total Common Stocks
  (cost $114,042,038)                                        135,508,949

CONVERTIBLE BONDS-1.8%
BROADCASTING & CABLE-1.8%
Tribune Co.
  2.00%, 5/15/29
  (cost $3,438,300)                              $2,190        3,438,300


COMPANY                                        CONTRACTS(D)      VALUE
-------------------------------------------------------------------------
CALL OPTIONS PURCHASED-21.3% (A)
AirTouch Communications, Inc.
  expiring Jul '99 @ $50                            250     $  1,101,563
  expiring Jan '00 @ $30                            346        2,231,700
  expiring Jan '00 @ $35                            100          598,125
AMP, Inc.
  expiring May '99 @ $30                            150          463,125
Associates First Capital Corp. Cl. A
  expiring Jan '00 @ $22.50                         650        1,482,812
  expiring Jan '00 @ $25                            200          407,500
AT&T Corp.
  expiring May '99 @ $55                             75            5,625
BankAmerica Corp.
  expiring Jan '00 @ $40                            175          577,500
Bristol-Myers Squibb Co.
  expiring Jan '00 @ $30                             70          240,625
  expiring Jan '00 @ $35                            100          296,250
  expiring Jan '00 @ $40                            100          250,000
  expiring Jan '01 @ $35                            450        1,411,875
Citigroup, Inc.
  expiring Jan '00 @ $35                            400        1,650,000
Freddie Mac
  expiring Jan '00 @ $35                            200          575,000
  expiring Jan '00 @ $40                            200          500,000
General Electric Co.
  expiring Jan '00 @ $50                            243        1,382,063
Home Depot, Inc.
  expiring Jan '00 @ $27.50                         520        1,735,500
  expiring Jan '00 @ $32.50                         200          572,500
  expiring Jan '00 @ $35                            130          342,875
IBM Corp.
  expiring Jan '00 @ $90                            125        1,525,000
Kroger Co.
  expiring Jan '00 @ $30                            325          824,688


7


PORTFOLIO OF INVESTMENTS
(CONTINUED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

                                               CONTRACTS (D)
                                               OR PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)           VALUE
-------------------------------------------------------------------------
Lowe's Cos., Inc.
  expiring Jan '00 @ $30                            200      $   492,500
  expiring Jan '00 @ $35                            100          196,250
MBNA Corp.
  expiring Jan '00
  @ $13.375(e)                                    1,069        2,345,119
  expiring Jan '00 @ $15                            334          459,250
MCI WorldCom, Inc.
  expiring Jan '00 @ $25                            150          873,750
  expiring Jan '00 @ $40                            200          880,000
  expiring Jan '00 @ $50                             75          256,875
Medtronic, Inc.
  expiring Jan '00 @ $50                             30           74,625
Merck & Co., Inc.
  expiring Jan '00 @ $40                            100          315,000
Merrill Lynch & Co., Inc.
  expiring Jan '00 @ $45                            100          407,500
  expiring Jan '00 @ $50                            195          709,312
Morgan Stanley, Dean Witter & Co.
  expiring Jan '00 @ $40                            100          601,875
  expiring Jan '00 @ $50                             75          383,438
Nokia Corp. ADR (Finland)
  expiring Jan '00 @ $30                            240        1,089,000
  expiring Jan '00 @ $35                            168          682,500
  expiring Jan '00 @ $40                            160          578,000
Pfizer, Inc.
  expiring Jan '00 @ $70                            150          757,500
Philip Morris Cos., Inc.
  expiring Jan '00 @ $30                            410          307,500
  expiring Jan '00 @ $35                            250          115,625
Schering-Plough Corp.
  expiring Jan '00 @ $30                            540        1,046,250
Time Warner, Inc.
  expiring Jan '00 @ $35                             75          270,937
Tyco International, Ltd.
  expiring Jan '00 @ $30                            330        1,728,375
  expiring Jan '00 @ $40                            675        2,910,938
United Technologies Corp.
  expiring Jan '00 @ $70                            200        1,527,500
  expiring Jan '00 @ $80                             75          504,375
Wal-Mart Stores, Inc.
  expiring Jan '00 @ $20                            600        1,563,750
Warner-Lambert Co.
  expiring Jan '00 @ $35                            125          423,437
Waste Management
  expiring Jan '00 @ $30                            145          399,656

Total Call Options Purchased
  (cost $34,864,898)                                          40,075,163

PUT OPTIONS PURCHASED-0.5%(A)
Standard & Poor's 500 Index
  expiring May '99 @ 1400                            75          502,500
  expiring May '99 @ 1425                            60          446,250

Total Put Options Purchased
  (cost $1,163,113)                                              948,750

SHORT TERM INVESTMENT-2.9%
COMMERCIAL PAPER-2.9%
General Electric Capital Corp.
  4.90%, 5/03/99
  (amortized cost $5,480,000)                    $5,480        5,480,000

TOTAL INVESTMENTS-98.3%
  (cost $158,988,349)                                        185,451,162


8


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

COMPANY                                    CONTRACTS(D)            VALUE
-------------------------------------------------------------------------
CALL OPTIONS WRITTEN-(0.8%) (A)
NASDAQ 100 Index
  expiring May '99 @ 2060                            15     $   (207,188)
  expiring May '99 @ 2080                            15         (187,312)
  expiring May '99 @ 2100                            45         (468,000)
  expiring May '99 @ 2120                            15         (135,000)
  expiring May '99 @ 2140                            30         (219,000)
Standard & Poor's 100 Index
  expiring May '99 @ 1320                            15          (52,500)
  expiring May '99 @ 1325                            30          (97,500)
  expiring May '99 @ 1345                            30          (51,000)
  expiring May '99 @ 1360                            30          (51,000)

Total Call Options Written
  (premiums received $1,467,213)                              (1,468,500)

TOTAL INVESTMENTS, NET OF OUTSTANDING
CALL OPTIONS WRITTEN-97.5%
  (cost $157,521,136)                                       $183,982,662
Other assets less liabilities-2.5%                             4,704,150

NET ASSETS-100%                                             $188,686,812


(a)  Non-income producing security.

(b) Security, or a portion thereof, which has been segregated to collateralize written call options has a total market value of approximately $4,810,835.

(c) Security trades with preferred stock purchase rights expiring January 20, 2004.

(d)  One contract relates to 100 shares unless indicated otherwise.

(e)  One contract relates to 150 shares.

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


9


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $158,988,349)         $185,451,162
  Receivable for investment securities sold                          9,199,604
  Receivable for capital stock sold                                  2,663,600
  Dividends receivable                                                  19,086
  Deferred offering costs                                               51,124
  Total assets                                                     197,384,576

LIABILITIES
  Due to custodian                                                      88,303
  Outstanding call options written, at value
    (premiums received $1,467,213)                                   1,468,500
  Payable for investment securities purchased                        5,588,144
  Payable for capital stock redeemed                                   666,053
  Advisory fee payable                                                 521,566
  Distribution fee payable                                             125,804
  Accrued expenses                                                     239,394
  Total liabilities                                                  8,697,764

NET ASSETS                                                        $188,686,812

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     14,761
  Additional paid-in capital                                       158,106,818
  Undistributed net investment loss                                 (1,517,734)
  Accumulated net realized gain on investment and
    written option transactions                                      5,621,441
  Net unrealized appreciation of investments and
    options written                                                 26,461,526
                                                                  $188,686,812
CALCULATION OF MAXIMUM OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
    ($61,903,533 / 4,820,865 shares of capital stock
    issued and outstanding)                                             $12.84
  Sales charge--4.25% of public offering price                             .57
  Maximum offering price                                                $13.41

  CLASS B SHARES
  Net asset value and offering price per share
    ($81,918,562 / 6,422,550 shares of capital stock
    issued and outstanding)                                             $12.75

  CLASS C SHARES
  Net asset value and offering price per share
    ($44,864,717 / 3,517,821 shares of capital stock
    issued and outstanding)                                             $12.75


See notes to financial statements.


10


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $11,854)                              $255,762
  Interest                                              98,178     $   353,940

EXPENSES
  Advisory fee                                         985,006
  Distribution fee - Class A                            67,865
  Distribution fee - Class B                           302,057
  Distribution fee - Class C                           161,736
  Amortization of offering expenses                    111,264
  Custodian                                             81,881
  Registration                                          43,879
  Audit and legal                                       35,461
  Administrative fee                                    22,000
  Transfer agency                                       21,475
  Printing                                              20,184
  Directors' fees                                       13,165
  Miscellaneous                                          5,701
  Total expenses                                                     1,871,674
  Net investment loss                                               (1,517,734)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS WRITTEN
  Net realized gain on investment transactions                      10,589,912
  Net realized loss on written option
    transactions                                                      (413,346)
  Net change in unrealized appreciation of
    investments and options written                                 23,515,510
  Net gain on investments                                           33,692,076

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $32,174,342


See notes to financial statements.


11


STATEMENT OF CHANGES
IN NET ASSETS
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

                                              SIX MONTHS ENDED   JULY 29,
1998(A)
                                               APRIL 30, 1999          TO
                                                 (UNAUDITED)      OCT. 31, 1998
                                              ---------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                          $  (1,517,734)   $   (295,432)
  Net realized gain (loss) on investments
    and written option transactions               10,176,566      (4,555,125)
  Net change in unrealized appreciation
    of investments and options written            23,515,510       2,946,016
  Net increase (decrease) in net assets
    from operations                               32,174,342      (1,904,541)

COMMON STOCK TRANSACTIONS
  Net increase                                    70,886,351      87,430,460
  Total increase                                 103,060,693      85,525,919

NET ASSETS
  Beginning of year                               85,626,119         100,200
  End of period                                $ 188,686,812    $ 85,626,119


(a)  Commencement of operations.

     See notes to financial statements.


12


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Premier Portfolio (the "Fund"), the initial portfolio of Alliance Select Investor Series, Inc. (the "Company") was incorporated in the state of Maryland on May 21, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Prior to commencement of operations on July 29, 1998, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A and 10 shares of each of Class B and Class C for the aggregate amount of $100,000 on Class A shares and $100 on each of Class B and Class C shares on June 25, 1998. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales of investments and forward currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


13


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. ORGANIZATION AND OFFERING EXPENSES
Organization expenses of $62,500 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $216,500 have been deferred and are being amortized on a straight-line basis over a one year period.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. For the period from August 1, 1998 through July 31, 1999, the Adviser will receive a minimum fee payable monthly equal to .80% annualized of the average net assets of the Fund for each day included in such annual period. The fee paid to the Adviser for this period may be increased to 1.40%, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. During the six months ended April 30, 1999, the effective advisory fee was at the annualized rate of 1.36% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated June 29, 1998, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from May 21, 1998 (date of organization of the Fund) to July 31, 1999, exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than July 31, 2001, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. At October 31, 1998, the total amount of expenses waived and reimbursed by the Adviser that are subject to repayment amounted to $112,035.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended April 30, 1999, such fees amounted to $22,000.


14


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $19,477 for the six months ended April 30, 1999.

For the six months ended April 30, 1999, the Fund's expenses were reduced by $1,752 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charge of $19,222 from the sale of Class A shares and $100,213 and $7,728 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 1999.

Brokerage commissions paid for the six months ended April 30, 1999 on investment transactions amounted to $147,935, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") nor to DLJ directly, an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,763,564 and $277,452, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, and U.S. government securities) aggregated $129,571,867 and $65,403,616, respectively, for the six months ended April 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1999.

At April 30, 1999, the cost of investments for federal income tax purposes was $159,011,364. Gross unrealized appreciation of investments was $34,107,739 and gross unrealized depreciation of investments was $7,667,941 resulting in net unrealized appreciation of $26,439,798 (excluding written call options).

The Fund had a capital loss carryover of $4,455,022 which expires October 31, 2006. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by pre-


15


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

miums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the six months ended April 30, 1999 were as follows:

                                                     NUMBER           PREMIUMS
                                                  OF CONTRACTS        RECEIVED
                                                  ------------      ----------
Options outstanding at
  beginning of year                                     50         $    26,099
Options written                                      1,775           4,284,683
Options terminated in closing
  purchase transactions                             (1,600)         (2,843,569)
Options outstanding at April 30, 1999                  225         $ 1,467,213


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS                  SIX MONTHS
                         ENDED    JULY 29, 1998(A)   ENDED      JULY 29, 1998(A)
                     APRIL 30, 1999      TO      APRIL 30, 1999        TO
                      (UNAUDITED)  OCT. 31, 1998  (UNAUDITED)    OCT. 31, 1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            3,261,893     3,023,758    $ 39,638,570     $28,756,722
Shares redeemed       (1,152,091)     (322,695)    (13,972,090)     (2,854,007)
Net increase           2,109,802     2,701,063    $ 25,666,480     $25,902,715

CLASS B
Shares sold            2,755,414     4,396,418    $ 33,875,362     $42,449,402
Shares redeemed         (428,402)     (300,890)     (5,150,996)     (2,503,948)
Net increase           2,327,012     4,095,528    $ 28,724,366     $39,945,454

CLASS C
Shares sold            1,781,432     2,447,233    $ 22,054,704     $23,765,875
Shares redeemed         (462,940)     (247,914)     (5,559,199)     (2,183,584)
Net increase           1,318,492     2,199,319    $ 16,495,505     $21,582,291


(a)  Commencement of operations.


16


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 1999.


17


FINANCIAL HIGHLIGHTS
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                   CLASS A                 CLASS B                  CLASS C
                                       ------------------------------------------------------------------------------
                                         SIX MONTHS      JULY 29,  SIX MONTHS     JULY 29,   SIX MONTHS     JULY 29,
                                            ENDED         1998(A)     ENDED        1998(A)     ENDED        1998(A)
                                          APRIL 30,         TO      APRIL 30,        TO       APRIL 30,        TO
                                            1999         OCT. 31,     1999        OCT. 31,      1999        OCT. 31,
                                         (UNAUDITED)       1998    (UNAUDITED)      1998     (UNAUDITED)      1998
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $9.53       $10.00        $9.49       $10.00        $9.50       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                        (.10)        (.03)        (.15)        (.04)        (.14)        (.04)
Net realized and unrealized
  gain (loss) on investments
  and written option
  transactions                                 3.41         (.44)        3.41         (.47)        3.39         (.46)
Net increase (decrease)
  in net asset
  value from operations                        3.31         (.47)        3.26         (.51)        3.25         (.50)
Net asset value,
  end of period                              $12.84        $9.53       $12.75        $9.49       $12.75        $9.50

TOTAL RETURN
Total investment return
  based on net
  asset value (c)                             34.73%       (4.70)%      34.35%       (5.10)%      34.21%       (5.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $61,904      $25,835      $81,919      $38,887      $44,865      $20,904
Ratio to average
  net assets of:
    Expenses net of waivers/
    reimbursements (d)                         2.24%        2.50%        2.95%        3.20%        2.94%        3.20%
    Expenses before waivers/
    reimbursements (d)                         2.24%        2.70%        2.95%        3.39%        2.94%        3.39%
  Net investment loss net
    of waivers/
    reimbursements (d)                        (1.72)%      (1.19)%      (2.43)%      (1.87)%      (2.43)%      (1.85)%
Portfolio turnover rate                          49%          29%          49%          29%          49%          29%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


18


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN CORBET, SENIOR VICE PRESIDENT
ALFRED HARRISON, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
JOHN A. KOLTES, VICE PRESIDENT
DANIEL NORDBY, VICE PRESIDENT
MICHAEL J. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.

19

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ASISR